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                                                                   EXHIBIT 10.13


                      DESIGNATED SHAREHOLDERS' AGREEMENT

     This Designated Shareholders' Agreement (this "Agreement") is entered into by and among IMSL, Inc., a Texas corporation (the "Company"), Charles W. Johnson and Jennifer C. Johnson (collectively, "Johnson") and each of the undersigned shareholders of the Company (collectively, "Designated Shareholders").

                                    RECITALS

     Each Designated Shareholder is a key employee, contractor or member of the Board of Directors of the Company and in connection with such employment or engagement has been issued Class A Common Stock, $0.10 par value per share, of the Company ("Common Stock"), which number of shares of Common Stock currently held by each Designated Shareholder is set forth below such Designated Shareholder's name on the signature pages hereof. In addition, the Designated Shareholders have been granted certain options to acquire additional shares of Common Stock, which number of option shares currently held by each Designated Shareholder is set forth below such Designated Shareholder's name on the signature pages hereof. As a further inducement for the Designated Shareholders to continue in their employment by and/or relationship with the Company, the Company and the Johnsons, principal shareholders of the Company, desire to afford such Designated Shareholders certain rights and benefits in the event that (a) either Johnson transfers all or a designated portion of his or her Common Stock or (b) the Company seeks to register shares of Common Stock for distribution to the public.

     In consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                        SECTION 1.  CERTAIN DEFINITIONS

     In addition to those terms defined in the recitals, the following terms shall have the following respective meanings:

          (a) "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (b) "EXCHANGE ACT" shall mean the Securities Exchange Act of l934, or any successor thereto, and the rules and regulations promulgated thereunder, all as the same shall be amended from time to time.

          (c) "HOLDER" shall mean (i) Johnson, (ii) any Designated Shareholder who owns any Registrable Securities, (iii) all heirs, executors, personal representatives, successors and assigns (including any successive successors and assigns) of Johnson who acquire Registrable Securities, directly or indirectly, from either Johnson by a Permitted Transfer and (iv) all heirs,

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executors and personal representatives of any deceased Designated Shareholder who become holders of Common Stock of the Company as a result of the death of a Designated Shareholder.

          (d) "JOHNSON SHARES" shall mean (i) all shares of Common Stock owned of record by either Johnson, (ii) any shares of Common Stock issued to either Johnson by way of stock dividend or stock split or in connection with a combination of shares, conversion, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock hereafter acquired by either Johnson. As to any particular shares constituting Johnson Shares, such shares will cease to be Johnson Shares when they have been transferred (other than by Permitted Transfers) in compliance with Section 2 hereof.

          (e) "PARTICIPATION NOTICE" means a written notice by a Holder of his desire to sell Registrable Securities in a registration by the Company.

          (f) "PERMITTED TRANSFERS" shall mean any transfer of Johnson Shares by either Johnson (i) to his or her spouse, siblings or descendants; (ii) to any trust for the benefit of either Johnson, his or her spouse, siblings or descendants; or (iii) for estate planning or testamentary purposes.

          (g) "PERSON" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

          (h) "PUBLIC SALE" shall mean any sale of the Company's Common Stock to the public pursuant to a public offering registered under the Securities Act, or pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

          (i) THE TERMS "REGISTER," "REGISTERED" AND "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

          (j) "REGISTRABLE SECURITIES" shall mean (i) the Common Stock, (ii) any shares of Common Stock issued as a dividend upon or in exchange for the Common Stock and (iii) any Common Stock issued upon the exercise of any options to acquire Common Stock, or subject to options which are vested and therefore issuable upon exercise of such options; provided, however, that shares constituting the Common Stock shall cease to be Registrable Securities when (y) a registration statement covering those shares has been declared effective and such shares have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement or (z) they are distributed to the public pursuant to Rule 144 (or any successor provisions) promulgated under the Securities Act.

          (k) "REGISTRATION NOTICE" means a written notice by the Company to the Holders of its intent to file a registration statement with the Commission.

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          (l) "SECURITIES ACT" means the Securities Act of 1933, or any successor thereto, and the rules and regulations promulgated thereunder, all as the same shall be amended from time to time.

          (m) "DESIGNATED SHAREHOLDER REPRESENTATIVE" means the heirs, executors or personal representatives of any deceased Designated Shareholder who, as the case may be, become holders of Common Stock of the Company as a result of the death of a Designated Shareholder.

          (n) "TRANSFER" shall mean any sale, assignment, pledge or other disposition of any interest in Common Stock, other than a bona fide pledge to a lending institution for value.

                       SECTION 2.  RIGHT TO JOIN IN SALE

     2.1 GENERAL RIGHT. Anything in this Agreement to the contrary notwithstanding, if either Johnson proposes, in a single transaction or a series of related transactions, to Transfer any Johnson Shares (other than Transfers permitted under Section 2.3 below), then they shall refrain from effecting such Transfer unless, prior to the consummation thereof, each Designated Shareholder (or the Designated Shareholder's Representative) shall have been afforded the opportunity to join in such Transfer on a pro rata basis, as hereinafter provided.

     2.2  PROCEDURE. Prior to the consummation of any Transfer subject to this
Section 2, Johnson shall cause the Person that proposes to acquire Johnson Shares in a Transfer subject to this Section 2 (the "Proposed Purchaser") to offer (the "Purchase Offer") in writing to each Designated Shareholder (or the Designated Shareholder's Representative) to purchase shares of Common Stock owned by such Designated Shareholder (or the Designated Shareholder's Representative), such that the aggregate number of shares of Common Stock which may be so purchased from each Designated Shareholder (or the Designated Shareholder's Representative) (the "Disposition Amount") shall be computed in accordance with the following formula:

          Disposition Amount = [P / (M + PA)] X T

          M   Equal to the Johnson Shares held by Johnson and his and her transferees pursuant to Permitted Transfers.

          P   Equal to the shares of Common Stock owned or issuable upon the exercise of all options held by each Designated Shareholder (or the Designated Shareholder's Representative) (such Designated Shareholder or Designated Shareholder's Representative being referred to in this Section 2.2 as a "Disposing Shareholder").

          PA Equal to the aggregate number of shares of Common Stock owned by all Designated Shareholders and Designated Shareholder Representatives plus all shares of Common Stock issuable upon the exercise of all options held by all Designated Shareholders and Designated Shareholder Representatives.

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          T  Equal to the total number of shares to be purchased by the Proposed
Purchaser.

     Each purchase from a Disposing Shareholder shall be made at the same consideration per share and on such other terms and conditions as the Proposed Purchaser has offered to purchase Johnson Shares to be sold by Johnson. In the event that any sale of shares by Johnson and the Disposing Shareholders is accomplished in a series of related transactions for varying consideration per share, the shares of the Disposing Shareholders shall be acquired at the same times, in the same manner as the Johnson Shares sold by Johnson, and for the same consideration, and the number of shares sold for any specific consideration per share in any one of the series of transactions by each of the Disposing Shareholders shall be equal to (i) the total number of shares to be purchased by the Proposed Purchaser at any specific consideration per share in any one of a related series of transactions, times (ii) the Disposition Amount for each such Disposing Shareholder, divided by (iii) the aggregate number of shares to be purchased by the Proposed Purchaser in all of the related series of transactions. Each Disposing Shareholder shall have at least 10 days from the receipt of the Purchase Offer in which to accept such Purchase Offer, and the closing of such purchase shall occur within 30 days after such acceptance or at such other time as such Disposing Shareholder and the Proposed Purchaser may agree. If any Disposing Shareholder shall decline to Transfer all or any portion of its Disposition Amount, other Disposing Shareholders shall have the right to include additional shares of Common Stock in the transfer to the extent of the deficiency in such Disposing Shareholders Disposition Amount, as mutually agreed by such other Disposing Shareholders or, failing agreement, in the proportion which P for each such other Disposing Shareholder bears to the sum of the shares of Common Stock owned by all such other Disposing Shareholders (including Common Stock issuable upon the exercise of all Options held by all such Disposing Shareholders). If Disposing Shareholders shall decline to transfer all or any portion of the Disposition Amount allocable to such Disposing Shareholders hereunder, Johnson shall have, the right to include additional Johnson Shares in the Transfer to the extent of the deficiency. If, in connection with any sale of Common Stock by a Disposing Shareholder pursuant to this Section 2.2, the Disposing Shareholder shall have given notice of exercise of options held by such Disposing Shareholder with shares of Common Stock issuable pursuant to such exercise to be delivered upon consummation of such sale, and if for any reason (other than breach or default by the Disposing Shareholder) the sale and purchase of Common Stock contemplated by the Purchase Offer is not consummated with respect to the shares of Common Stock offered for sale by the Disposing Shareholder, then at the Disposing Shareholders option the notice of exercise of option by the Disposing Shareholder shall be deemed withdrawn and of no force and effect.

     In the event that a Transfer subject to this Section 2 is to be made to a Proposed Purchaser who is not a party to this Agreement, Johnson shall notify the Proposed Purchaser that the Transfer is subject to this Section 2 and shall ensure that no Transfer is consummated without the Proposed Purchaser first complying with this Section 2.

     2.3 EXCLUDED TRANSFERS. The provisions of Section 2 do not apply to a Transfer in the following circumstances:

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          (a) Permitted Transfers;

          (b) Transfers by either Johnson (or by any transferees pursuant to a Permitted Transfer), not excluded from Section 2.1 by clause (a) above, to Persons other than Johnson of up to an aggregate of three percent 3% per annum (during each year commencing with the date of execution of this Agreement) of the Johnson Shares issued and outstanding at the commencement of each annual period, such right to be noncumulative; and

          (c) Transfers pursuant to a Public Sale.

          All shares of Common Stock Transferred pursuant to Section 2.3(b) and 2.3(c) shall be no longer bound by the terms and provisions of this Agreement.

     2.4 LEGEND. Each certificate evidencing Johnson Shares and each certificate issued in exchange for or upon the transfer of any Johnson Shares (if such shares remain Johnson Shares as defined herein upon such transfer) will be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE DESIGNATED SHAREHOLDERS' AGREEMENT, DATED EFFECTIVE AS OF __________1992, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), CHARLES W. JOHNSON, JENNIFER C. JOHNSON AND CERTAIN OF THE COMPANY'S SHAREHOLDERS. A COPY OF SUCH DESIGNATED SHAREHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

     Johnson will cause the Company to imprint such legends on certificates evidencing Johnson Shares outstanding either prior to or concurrent with the effective date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Johnson Shares pursuant to
Section 4(a) hereof.

     2.5 TRANSFER. Prior to any Permitted Transfer of Johnson Shares and as a condition precedent to the effectiveness of any such Permitted Transfer, Johnson will cause such transferee to execute and deliver to the Company and the Shareholders an appropriate amendment to or counterpart of this Agreement.

     2.6  HOLD HARMLESS.  The Designated Shareholders agree and acknowledge that
(a) neither Johnson is acting as an agent or fiduciary for either the Designated Shareholders nor any purchaser of the Common Stock in connection with any Transfer, (b) neither Johnson shall be liable or responsible for the truth, veracity, breach or completeness of any information, representations or warranties made or given by the Designated Shareholders to any purchaser of the Common Stock in connection with any Transfer, or by any purchaser of the Common Stock to any of the Designated Shareholders in connection with any Transfer, (c) the terms of any Transfer in which the Designated Shareholders participate shall be deemed fair to the Designated

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Shareholders absent a showing by clear and convincing evidence of bad faith or fraud on the part of either Johnson in connection with any such Transfer.

                        SECTION 3.  REGISTRATION RIGHTS

     3.1 RIGHTS. If, at any time, the Company proposes to file a registration statement in connection with the public offering of shares of Common Stock to be sold by the Company for its own account or for the account of any Holder or any other person under the Securities Act, prior to such filing the Company shall give each Holder a Registration Notice. Within 15 business days after receipt by any Holder of a Registration Notice, such Holder shall have the right to deliver to the Company a Participation Notice of such Holder's desire to sell Registrable Securities under such registration. The Participation Notice shall state the number of Registrable Securities which the Holder desires to be included and disposed of in such registration; provided, however, such Holder's right to registration of such Registrable Securities shall be subject to any limitations in the number thereof which may be required by the underwriters pursuant to Section 3.4 hereof. The Company shall use all reasonable efforts to promptly cause all such Registrable Securities to be registered along with the other securities to be registered for the account of the Company provided, that
(a) the Company shall not be required to give notice or include such Registrable Securities in any such registration if the proposed registration is primarily
(i) a registration of a stock option or other employee incentive compensation plan or of securities issued or issuable pursuant to any such plan, (ii) securities issued or issuable pursuant to a dividend or interest reinvestment plan, or other similar plan, or (iii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; (b) the Company shall not be required to include the Registrable Securities of a Holder in any such registration if the Holder fails to timely provide the Company with all information which is in the possession of and relates to such Holder and which is necessary in connection with such registration and take all such action as may be reasonably required in order not to delay the registration and offering of securities by the Company; and (c) the Company may, in its sole discretion and without the consent of the Holders, withdraw such registration statement and abandon any such proposed offering, notwithstanding any Holder's request to participate therein in accordance with this Section 3.1. The Registrable Securities proposed to be registered under any registration statement under this
Section 3.1 will be offered for sale upon the same terms as like securities offered for sale by the Company in such registration. If, in connection with the registration for sale of Common Stock, any Holder who shall have given a Participation Notice and also given notice of exercise of options held by such Holder with the intent to include shares of Common Stock issuable pursuant to such options in such registration, and if for any reason (other than breach or default by such Holder) the registration and sale of Common Stock is not consummated with respect to the shares of Common Stock proposed for registration and sale by such Holder, then at such Holder's option the notice of exercise of option by such Holder shall be deemed withdrawn and of no force or effect.

     3.2 OBLIGATIONS OF THE COMPANY. Whenever required under Section 3.1 hereof to use all reasonable efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become and remain effective; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 90 days following such registration statement's effective date.

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective in order to dispose of the securities registered thereunder in the manner described in the underwriting agreement executed in connection therewith and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 90 days following such registration statement's effective date.

          (c) Furnish to the Holders registering securities in such registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Holders.

          (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to rile a general consent to service of process in any such jurisdictions.

          (e) Use all reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

          (f) Use all reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Stock of the Company is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

          (g) Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as Holders of a majority of shares of

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such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

          (h) Make available for inspection by any Holder of Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

          The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

     3.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with a registration pursuant to Section 3.1 hereof (excluding only underwriters' discounts and commissions applicable to Registrable Securities), including without limitation all registration, qualification, and listing fees, printing fees and expenses, accounting fees and expenses, and fees and disbursements of counsel for the Company, shall be borne by the Company. Each Holder of Registrable Securities shall pay the underwriters' discounts and commissions applicable to the securities sold by such Holder. In addition, each selling Holder shall pay its own legal fees and expenses of separate counsel, and costs for experts or professionals employed by it or on its behalf, in connection with the registration of Registrable Securities.

     3.4  UNDERWRITING REQUIREMENTS.

          (a) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of the Holders' Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company.

          (b) If a registration pursuant to Section 3.1 hereof involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell, (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to

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be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

          (c) If a registration pursuant to Section 3.1 hereof involves Common Stock of one or more Holders but does not include Common Stock of the Company, then the Holders shall be entitled to include such number of Registrable Securities which the Holders have requested to be included in such registration, with such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder.

     3.5  INDEMNIFICATION.

          (a) In the event of registration of any of the Registrable Securities under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of such Registrable Securities, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, preliminary prospectus or financial prospectus or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that and such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in preparation thereof.

          (b) In the event of any registration of any of the Registrable Securities under the Securities Act, each seller of the Registrable Securities, severally and not jointly, will, and hereby does, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise

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out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, preliminary prospectus or final prospectus or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement.

          (c) Each party entitled to indemnification under this Section 3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall, unless in the reasonable judgment of such Indemnified Party a conflict of interest between such Indemnified Party and the Indemnifying Party may exist in respect of such claim, permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel chosen by the Indemnifying Party to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.5 except to the extent that the Indemnifying Party has been prejudiced by such late or deficient notice. After the Indemnifying Party has assumed the defense of such claim or litigation, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party abandons the defense of such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     3.6 LOCKUP AGREEMENT. In connection with any registration hereunder, upon the request of the Company or the underwriters managing any underwritten offering of securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

     3.7  RESTRICTIONS ON TRANSFER.

          (a) Each Holder agrees that he will not sell, dispose of or otherwise transfer any of the Registrable Securities except (i) upon registration of such shares under the Securities

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Act, (ii) pursuant to Rule 144 under the Securities Act or such comparable rules as shall from time to time be in effect, or (iii) in a transaction exempt from the registration requirements of the Securities Act.

          (b) Each certificate representing the Registrable Securities shall bear a conspicuous legend in form approved by the Company reflecting in substance that such shares have been acquired for investment and have not been registered under the Securities Act and may be transferred only upon receipt by the issuer of an opinion of counsel acceptable to the issuer that the transfer will not violate the Securities Act.

     3.8 REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of a company to the public without registration, the Company agrees to use all reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company or to the extent otherwise required on the part of the Company under applicable provisions of the Exchange Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) Furnish to the Holders, so long as the Holders own any Registrable Securities, forthwith upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing Holders of any rule or regulation of the Commission permitting the selling of any such securities without registration.

     3.9 EFFECT ON FUTURE GRANTS OF REGISTRATION RIGHTS. In the event that following the effective date of this Agreement the Company shall enter into one or more agreements with any holder or prospective holder of any securities of the Company which provides for the granting to such holder of registration rights, then, unless such registration rights are made either senior or subordinate to the rights of Holders hereunder, the registration rights granted under this Agreement shall be deemed to be pari passu with such other registration rights with the attendant effect that a Holder shall only be entitled to include such number of Registrable Securities which the Holder has requested to be included in any such registration in proportion to which the relative number of shares of Registrable Securities then held by such Holder bears to the total amount of Registrable securities sought to be registered (provided that any shares thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

                           SECTION 4.  MISCELLANEOUS

     4.1 TERMINATION. The provisions of Sections 2 and 3 of this Agreement will terminate upon the earlier of (i) the written agreement of an authorized officer of the Company, the Johnson's (and all transferees of Permitted Transfers) and the Designated Shareholders (or the Designated Shareholders' Representatives, as the case may be), (ii) as to each Designated Shareholder at such time as such Designated Shareholder (A) ceases to hold of record any shares of Common Stock by reason other than death or (B) ceases to be an employee or contractor of the Company or otherwise serve as an officer or director of the Company by reason other than death, or (iii) the tenth (10th) anniversary of the effective date hereof. If not sooner terminated, the provisions of Section 2 of this Agreement shall terminate at such time as (i) shares of Common Stock of the Company are publicly traded on an exchange or in the over-the-counter market, or (ii) Johnson holds less than 33% of the issued and outstanding shares of Common Stock of the Company.

     4.2 ADJUSTMENTS. In the event that the Company shall declare a stock split, stock dividend or other distribution of capital stock in respect of, or issue capital stock in replacement of or exchange for, shares of Common Stock, (i) such shares shall be subject to this Agreement and the provisions of this Agreement providing for calculations based on the number of shares of Common Stock shall include the shares issued in respect of the Common Stock, and (ii) the numbers for shares shall be equitably adjusted as appropriate to give effect to such event.

     4.3 AMENDMENTS. This Agreement may be amended, or any matter may be consented to, only by an instrument in writing executed by an authorized officer of the Company, Johnson and the Designated Shareholders (or the Designated Shareholders' Representatives, as the case may be), except for any Designated Shareholders as to whom the Agreement has terminated.

     4.4 RELATIONSHIPS AND RIGHTS OF THE HOLDERS. The Holders agree that, notwithstanding that certain rights of each Holder herein may be affected by similar rights of other Holders, the Holders shall, in respect of the ownership of the Registrable Securities, not be related as, or deemed to be, a partnership, joint venture, or other "group" for the purpose of acquiring, holding, voting, or disposing of securities of the Company.

     4.5 HEADINGS. The headings, captions, and arrangements used herein are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms hereof, nor affect the meaning thereof.

     4.6 NOTICES. Each notice relating to this Agreement shall be in writing and validly given if (a) personally delivered, (b) delivered and confirmed by telecopier or like instantaneous transmission service, (c) delivered by Federal Express or other overnight courier delivery service or (d) deposited in the United States mail, first class, postage prepaid, registered or certified, return receipt requested, addressed as follows:

          If to the Company:

          IMSL, Inc.
          14141 Southwest Freeway, Suite 3000
          Sugar Land, Texas 77478-3498
          Attention:  President


          If to Johnson:

          Charles and Jennifer Johnson
          3801 Lighthouse Drive
          Racine, Wisconsin 53402


          If to a Shareholder:

          Addressed to the Shareholder at the address reflected on the signature pages hereof.

     Notice given by instantaneous transmission device or overnight courier delivery service shall be effective as of confirmation of receipt by the recipient or delivery by the courier at the address for notice herein stated. Notice given by mail in the manner specified shall be conclusively deemed given three (3) days before the date postmarked or upon receipt, whichever is sooner. Any party may change its address for the purpose of notices by notice given as herein provided.

     4.7 GOVERNING LAW. THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     4.8 INVALID PROVISIONS. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision.

     4.9 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors and personal representatives and permitted successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any transferee of a Permitted Transfer. Unless otherwise expressly provided by the Board of

Directors of the Company in writing or as expressly provided herein upon the death of a Designated Shareholder, the rights provided to the Designated Shareholders in Sections 2 and 3 hereof are not assignable nor otherwise transferable by the Designated Shareholders (whether by operation of law or otherwise). Any attempt to assign or transfer this Agreement or all or any of the rights hereof contrary to the terms hereof shall be null and void and of no force and effect.

     4.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and it shall not be deemed necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged thereby.

     4.11 SPECIFIC ENFORCEMENT. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto by reason of a breach of, or a failure to perform any of, the obligations under this Agreement. Therefore, in addition to all rights and remedies contained in this Agreement and to which the parties hereto are entitled at law, it is understood and agreed that any party hereto shall have the right to enforce specifically by an action in equity the terms of this Agreement.

          IN WITNESS HEREOF, this Agreement has been duly executed and delivered EFFECTIVE as the 15th day of December, 1992.

                                    COMPANY:

                                    IMSL, INC.


                                    By: /s/ Richard Couch
                                       -------------------------------

                                    Printed Name:
                                                 ---------------------

                                    Title:
                                          ----------------------------


                                    JOHNSON:


                                    By:/s/ Charles W. Johnson
                                       -------------------------------
                                       Charles W. Johnson



                                    # Shares of Common Stock
                                    Currently Held of Record:  403,000


                                    By:/s/ Jennifer C. Johnson
                                       -------------------------------
                                       Jennifer C. Johnson


                                    # Shares of Common Stock
                                    Currently Held of Record:  300,000

                                    SHAREHOLDERS:



                                    By:/s/ Richard G. Couch
                                       --------------------------------
                                       Richard G. Couch

                                    Address:  11 Wilson Court
                                              Alamo, California 94507

                                    # Shares of Common Stock
                                    Currently Held of Record:   20,000

                                    # Option Shares:        57,222*
                                    ________________________________________

                                    *  Includes 20,000 existing options and
                                    options issuable on consummation of
                                    Precision Visuals, Inc. acquisition (5,000 shares), and pursuant to bonus/retention plan (22,222 shares) and 1993 performance incentive (10,000 shares).


                                    By:/s/ Thomas J. Aird
                                       -------------------------------------
                                        Thomas J. Aird

                                    Address:  12039 Mulholland
                                              Stafford, Texas 77477

                                    # Shares of Common Stock
                                    Currently Held of Record:   24,250


                                    # Option Shares:        20,000



                                    By:/s/ Ted Charter
                                       -------------------------------------
                                        Ted Charter

                                    Address:  200 Shantilly
                                              Danville, CA 94526

                                    # Shares of Common Stock
                                    Currently Held of Record:   None

                                    # Option Shares:        72,500

                                    By:/s/ Robert Strosser
                                       -------------------------------------
                                        Robert Strosser

                                    Address:  840 Macclesfield Rd.
                                              Furlong, PA  18925

                                    # Shares of Common Stock
                                    Currently Held of Record:   None

                                    # Option Shares:        70,000